Exhibit 10.3

EXECUTION VERSION

PLEDGE AGREEMENT

among

RADIO ONE, INC.,

CERTAIN SUBSIDIARIES OF RADIO ONE, INC.

and

JEFFERIES FINANCE LLC,

as COLLATERAL AGENT

Dated as of April 17, 2015

ANNEX A	-	SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS
ANNEX B	-	SCHEDULE OF SUBSIDIARIES
ANNEX C	-	SCHEDULE OF STOCK
ANNEX D	-	SCHEDULE OF NOTES
ANNEX E	-	SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
ANNEX F	-	SCHEDULE OF PARTNERSHIP INTERESTS
ANNEX G	-	SCHEDULE OF CHIEF EXECUTIVE OFFICES
ANNEX H	-	FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

PLEDGE AGREEMENT

PLEDGE AGREEMENT (as amended, modified, restated, amended and restated, and/or supplemented from time to time, this “Agreement”), dated as of April 17, 2015, among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a Pledgor hereunder pursuant to Section 29 hereof, the “Pledgors”) and JEFFERIES FINANCE LLC, as collateral agent (together with any permitted successor collateral agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

WITNESSETH :

WHEREAS, Radio One, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JEFFERIES FINANCE LLC, as administrative agent (together with any permitted successor administrative agent, the “Administrative Agent”), have entered into a Credit Agreement, dated as of the date hereof (as amended, modified, restated, amended and restated, and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower, all as contemplated therein (the Lenders, the Administrative Agent, the Collateral Agent, each other Agent and the Pledgee are herein called the “Lender Creditors”);

WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s permitted successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor, to the extent that prior to or within 15 days after the Borrower enters into such Interest Rate Protection Agreement or Other Hedging Agreement, as the case may be, the Borrower and such Other Creditor shall designate such Interest Rate Protection Agreement or Other Hedging Agreement, as the case may be, as a “Secured Hedge Agreement” in writing to the Administrative Agent and the Collateral Agent, being herein called a “Secured Hedging Agreement”);

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into by the Borrower of Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)          the full payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Pledgor is a party (including, without limitation, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Secured Hedging Agreements, being herein collectively called the “Credit Document Obligations”);

(ii)         the full payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Borrower to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement, whether such Secured Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Subsidiaries Guaranty in respect of the Secured Hedging Agreements), and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in each such Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii)        any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(iv)        in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(v)         all amounts paid by any Indemnified Person as to which such Indemnified Person has the right to reimbursement under Section 11 of this Agreement; and

(vi)        all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the “Obligations”, it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement and shall exclude, notwithstanding anything to the contrary contained in any Credit Document, any Excluded Swap Obligations of such Pledgor.

2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

(b)  The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Borrower” shall have the meaning set forth in the recitals hereto.

“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Communications Act” shall mean the Communications Act of 1934, as amended, and the rules and regulations and published policies thereunder.

“Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Credit Document Obligations” shall have the meaning set forth in Section 1(i) hereof.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement.

“FCC” shall mean the Federal Communications Commission (or any successor agency, commission, bureau, department or other political subdivision of the United States of America).

“FCC License” shall mean any radio or television broadcast service, community antenna relay service, broadcast auxiliary license, earth station registration, business radio, microwave, special safety radio service license or other license, permit, authorization or certificate issued by the FCC pursuant to the Communications Act.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock”.

“Lender Creditors” shall have the meaning set forth in the recitals hereto.

“Lenders” shall have the meaning set forth in the recitals hereto.

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Location” of any Pledgor has the meaning, as applicable, in Section 9-307 of the UCC.

“Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

“Noticed Event of Default” shall mean (x) an Event of Default under Section 10.05 of the Credit Agreement and (y) any other Event of Default in respect of which the Pledgee has given the Borrower prior written notice that such Event of Default constitutes a “Noticed Event of Default”.

“Obligations” shall have the meaning set forth in Section 1 hereof.

“Other Creditors” shall have the meaning set forth in the recitals hereto.

“Other Obligations” shall have the meaning set forth in Section 1(ii) hereof.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Secured Creditors” shall have the meaning set forth in the recitals hereto.

“Secured Debt Agreements” shall mean and includes (x) this Agreement, (y) the other Credit Documents and (z) the Secured Hedging Agreements.

“Secured Hedging Agreements” shall have the meaning set forth in the recitals hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor.

“Termination Date” shall have the meaning provided in the Security Agreement.

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

Terms defined in the UCC which are not otherwise defined in this Agreement are used herein as defined in the UCC.

3. PLEDGE OF SECURITIES, ETC.

3.1 Pledge. To secure the Obligations now or hereafter owed by such Pledgor, each Pledgor does hereby grant, pledge and collaterally assign to the Pledgee, for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a)   each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b)   all Securities directly owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c)   all Limited Liability Company Interests directly owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A)         all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B)         all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)         all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D)         all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

(E)         all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F)         all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d)          all Partnership Interests directly owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(A)         all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B)         all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)         all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D)         all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

(E)         all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F)         all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e)          all Financial Assets and Investment Property owned by such Pledgor from time to time;

(f)          all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

(g)          all Proceeds of any and all of the foregoing;

provided, that “Collateral” shall not include (and nor shall any defined term used in this Section 2.2 include), and a security interest shall not attach to any Excluded Asset. None of the covenants or representations and warranties herein shall be deemed to apply to any property constituting an Excluded Asset.

3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within ten (10) Business Days after it obtains such Collateral) (or such longer time period as agreed by the Collateral Agent in its reasonable discretion) for the benefit of the Pledgee and the other Secured Creditors:

(i)          with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, duly endorsed to the Pledgee or endorsed in blank in a manner reasonably satisfactory to the Pledgee;

(ii)         with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii)        with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

(iv)        with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

(v)         with respect to any Note with an individual value in excess of $2,500,000, physical delivery of such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee, in each case, in a manner reasonably satisfactory to the Pledgee; and

(vi)        with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have “control” within the meaning of the UCC and at any time any Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

(b)          Each Pledgor shall from time to time approve the appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering the Collateral hereunder (with the form of such financing statements to be reasonably satisfactory to the Pledgee), and hereby authorizes the Pledgee to file such financing statement in the relevant filing offices.

3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within ten (10) Business Days (or such longer time period as agreed by the Collateral Agent) after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate in all material respects at such time. Without limiting the foregoing, no Pledgor shall be required to pledge any Excluded Assets (so long as same remains “Excluded Assets” in accordance with the definition thereof).

3.4 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the Effective Date: (i) each direct Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) directly held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (viii) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests other than as listed on the aforementioned Annexes.

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which shall be held (in the reasonable discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5. VOTING, ETC., WHILE NO NOTICED EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing a Noticed Event of Default under the Credit Agreement, (i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof and (ii) there will not have been any transfer, assignment, disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any FCC Licenses by any Pledgor or any Subsidiary thereof, or transfer of control of any Pledgor or any Subsidiary thereof within the meaning of Section 310(d) of the Communications Act; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in any of the terms of any Credit Agreement. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default has occurred and is continuing, and the Pledgee has given the applicable Pledgor prior written notice of the revocation of such rights. After the cure or waiver of any Noticed Event of Default and the Pledgee has given the Pledgor notice of such cure or waiver, each applicable Pledgor’s voting rights hereunder shall be automatically restored.

6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing a Noticed Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral, in each case to the extent required to be pledged and delivered hereunder:

(i)          all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)         all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)        all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash, other than as set forth above) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be promptly paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement) for application to the Obligations in accordance with the Credit Agreement. After such Noticed Event of Default has been cured or waived, (i) Pledgor shall have the right to receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights that it would be authorized to receive and retain pursuant to this Agreement; and (ii) within five (5) Business Days after such cure or waiver, the Pledgee shall repay and deliver to Pledgor all cash and monies that such Pledgor is entitled to retain pursuant to this Agreement which have not been applied to the repayment of the Obligations pursuant to the Security Agreement or the Credit Agreement.

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT OR A SPECIFIED DEFAULT. Subject to the terms of the Revolver Intercreditor Agreement and the Senior Notes Intercreditor Agreement, (a) upon prior written notice to the Borrower or each Pledgor, if there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction, in each case to the extent not prohibited by the Communications Act, and also shall be entitled with prior written notice to the Borrower or such Pledgor, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)          to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

(ii)         to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii)        to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv)        with two (2) Business Days prior written notice to the Borrower or such Pledgor, to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v)         at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor to the extent permitted by applicable law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine in compliance with any mandatory requirements of applicable law, provided at least ten (10) days’ advance written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto. Without limiting the generality of the foregoing and subject to Section 7(c), if an Event of Default shall have occurred and be continuing, each of the Pledgors shall take any action which the Collateral Agent may reasonably request of such Pledgor in order to effect the transfer of control or assignment to the Collateral Agent, or to such one or more third Persons as such Pledgor may designate, or to a combination of the foregoing, of all Collateral controlled by such Pledgor. To enforce this Section 7(a)(v), the Collateral Agent is empowered to seek from the FCC or any other Governmental Authority consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each of the Pledgors hereby agrees to authorize such an involuntary transfer of control upon the request of the Collateral Agent and, if such Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence of an Event of Default, each of the Pledgors shall further use its commercially reasonable efforts to assist in obtaining approval of the FCC or any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement including, without limitation, the preparation, execution and filing with the FCC of the assignor’s or transferor’s portion of any application or applications for consent to the transfer or assignment of any such Collateral or transfer of control necessary or appropriate under the FCC’s rules and regulations for approval of the transfer or assignment of any portion of the Collateral, together with any FCC License controlled by such Pledgor. Each Pledgor hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the Collateral Agent under this Agreement, to authorize the Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities, in order to effectuate the transactions contemplated by this Section 7(a)(v). Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Collateral Agent under this Agreement. Each Pledgor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing. Without limiting the obligations of any Pledgor hereunder in any respect, each Pledgor further agrees that if such Pledgor, upon or after the occurrence (and during the continuance) of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Collateral Agent hereunder, such Pledgor agrees that such application may be executed on such Pledgor’s behalf by the clerk of any court of competent jurisdiction without notice to such Pledgor pursuant to court order; and

(vi)        to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations, in each case in accordance with the terms of the Credit Agreement and the Security Agreement.

(b)          If there shall have occurred and be continuing a Noticed Event of Default, then and in every such case, the Pledgee shall be entitled to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so). Upon the cure or waiver of all Noticed Events of Default in accordance with the Credit Agreement, each Pledgor shall automatically have the right to exercise the voting, managerial and other consensual rights and powers that it would otherwise be entitled to pursuant to this Agreement.

(c)          Notwithstanding any other provision of this Agreement, during the continuance of an Event of Default, (i) any foreclosure, sale, transfer, assignment or other disposition of, or the exercise of any rights and remedies by the Collateral Agent or any Lender with respect to any of the Collateral or any FCC License which would effect or constitute an assignment of any FCC License or affect the operation or voting or other control of any Pledgor or any Subsidiary thereof or any Station of any Pledgor or any Subsidiary thereof shall be pursuant to, and in accordance with, the Communications Act, to all other applicable laws and to the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior approval of the FCC; (ii) voting rights in any Collateral representing direct or indirect control of any FCC License shall remain with the Pledgor thereof notwithstanding the occurrence or continuation of any Event of Default until all required consents of the FCC shall have been obtained; (iii) prior to the exercise of voting rights by any purchaser at a public or private sale of any Collateral representing direct or indirect control of any FCC License, the consent and approval of the FCC as required pursuant to the Communications Act shall have first been obtained; and (iv) the Collateral Agent shall not be authorized to sign on behalf of any Pledgor any application, document or other instrument to be filed with the FCC.

8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Lenders, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

9. APPLICATION OF PROCEEDS. (a) Subject to the terms of the Revolver Intercreditor Agreement and the Senior Notes Intercreditor Agreement and except as otherwise provided in the Credit Documents, all monies collected by the Pledgee upon any sale or other disposition of the Collateral as a result of the exercise of remedies by the Pledgee pursuant to the terms of this Agreement after the occurrence and during the continuance of an Event of Default, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 6.4 of the Security Agreement.

(b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. INDEMNITY. (a) Each Pledgor jointly and severally agrees to be bound by the provisions of Section 12.01 of the Credit Agreement with the same force and effect, and to the same extent, as if each reference therein to the Borrower were a reference to such Pledgor and each reference therein to the Administrative Agent were a reference to the Collateral Agent.

(b)Without limiting the application of Section 11(a) hereof, each Pledgor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable out-of-pocket fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including all reasonable out-of-pocket fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable out-of-pocket fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral (limited, in the case of costs and expenses of the Collateral Agent arising in connection with legal representation, to the documented reasonable fees and out-of-pocket expenses of one primary counsel for the Collateral Agent and one local counsel in each relevant jurisdiction).

(c) Without limiting the application of Section 11(a) or (b) hereof, each Pledgor agrees, jointly and severally, to pay, indemnify and hold each Indemnified Person harmless from and against any loss, costs, damages and expenses which such Indemnified Person may suffer, expend or incur in consequence of or growing out of any material misrepresentation by any Pledgor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership unless and until such person is admitted as a member or Partner, as applicable. Neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership unless, and to the extent, expressly assumed by the Pledgee or other Secured Creditor. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

(b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that the Pledgee may file and refile under the UCC or other applicable state law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which only describe the Collateral specifically or as “all assets” or “all personal property” or with words of similar import of such Pledgor and (y) “in lieu of” financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and to execute and deliver to the Pledgee such additional conveyances, collateral assignments, agreements and instruments with respect to the Collateral or the Pledgee’s rights therein or hereunder as the Pledgee may deem necessary, or advisable as may be reasonably requested by the Pledgee, to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default and the giving of the required notice to the extent specified herein, in the Pledgee’s discretion, to the extent not prohibited by the Communications Act, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest and shall automatically terminate on the Termination Date or, with respect to any Pledgor, at the time such Pledgor is released herefrom in accordance with Section 31.

14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 11 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

15. TRANSFER BY THE PLEDGORS. Except as permitted pursuant to the Credit Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a)  Each Pledgor represents, warrants and covenants that:

(i)          it is the legal, beneficial and record owner of, and has good and marketable title to, all of the material Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests (except as to Securities credited on the books of a Clearing Corporation or a Securities Intermediary) and that it has sufficient interest in all of its material Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no Lien, except the Liens created by this Agreement or Permitted Liens);

(ii)         it has full organizational power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)        this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv)        except to the extent already obtained or made, no material consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no material consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above), (c) other than the filing of UCC-1 financing statements in the applicable jurisdiction and the payment of all applicable filing fees in connection therewith; the perfection or enforceability of the Pledgee’s security interest in such Pledgor’s Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein, except that (x) certain actions which may be taken by the Administrative Agent, the Collateral Agent or the Lenders in the exercise of their rights and remedies under this Agreement or any other Credit Document, may require the prior consent of the FCC, and (y) copies of this Agreement and the other Credit Documents may be required to be filed with the FCC for informational purposes pursuant to Section 73.3613 of the FCC’s rules;

(v)         neither the execution, delivery or performance by such Pledgor of this Agreement, nor compliance by it with the terms and provisions hereof and thereof: (i) will contravene any provision of any material law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its Restricted Subsidiaries pursuant to the terms of (x) the Existing Notes Indentures and the Senior Secured Notes Indenture, (y) after the execution and delivery thereof, the Permitted Subordinated Debt Documents, the Permitted Unsecured Debt Documents and any Permitted Refinancing Debt Documents in respect of the Existing Notes, the Permitted Subordinated Debt and the Permitted Unsecured Debt, in any such case to the extent governing Indebtedness in an aggregate outstanding principal amount equal to or greater than $5,000,000, and (z) any other indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, except, in the case of the preceding subclause (z), for any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party;

(vi)        all of such Pledgor’s Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests issued by any Pledgor or any Subsidiary of any Pledgor) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii)       each of such Pledgor’s Pledged Notes issued by any Pledgor or any Subsidiary of any Pledgor constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law); and

(viii)      the pledge, collateral assignment and delivery to the Pledgee of such Pledgor’s Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement, and the continued possession thereof by the Pledgee or any affiliate thereof, creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral.

(b)          Each Pledgor covenants and agrees that it will use commercially reasonable efforts to defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise use commercially reasonable efforts to defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

17. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

(i)           any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii)         any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii)         any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv)        any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v)         any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

18. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time after the occurrence and continuance of an Event of Default, when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, upon prior written notice to the Borrower or applicable Pledgor sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

19. TERMINATION; RELEASE. (a) On the Termination Date (i), this Agreement shall automatically and unconditionally terminate (provided that all indemnities set forth herein including in Section 11 hereof, shall survive such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements on form UCC-3, releases to be filed and instruments of satisfaction, discharge and/or reconveyance) acknowledging the satisfaction and termination of this Agreement, (ii) the security interest created hereby will automatically and unconditionally be released, and the Pledgee will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee or any of its agents hereunder and as has not theretofore been sold in accordance with this Agreement, the other Credit Documents or applicable law, or otherwise applied or released pursuant to this Agreement, the other Credit Documents or applicable law; without limiting the foregoing, together with any moneys at the time held by the Pledgee or any of its agents hereunder and (iii) Pledgee shall, upon such Pledgor’s reasonable request, provide evidence (in form and substance reasonably satisfactory to Pledgor and Pledgee) of such release, assignment, transfer or delivery and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2) on the Termination Date. As used in this Agreement, “Termination Date” shall have the meaning set forth in the Security Agreement.

(b)          If any part of the Collateral (i) is sold or otherwise disposed of (to a Person other than a Pledgor) at any time prior to the Termination Date, in connection with a sale or disposition permitted by Section 9.02 of the Credit Agreement, (ii) is owned by any Pledgor (other than in violation of the Credit Agreement) that is designated as an Unrestricted Subsidiary pursuant to 8.14 of the Credit Agreement, (iii) becomes an Excluded Equity Interest or (iv) is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 11.10 of the Credit Agreement) (such part of the Collateral, “Released Collateral”), (x) all security interests created under this Agreement in such Released Collateral so sold or disposed of shall automatically and unconditionally terminate, and the Pledgee, at the request and expense of such Pledgor, will duly execute and deliver such documentation, including termination or partial release statements and the like in connection therewith), and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Released Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub agent designated pursuant to Section 4 hereto, such sub agent) and has not theretofore been released pursuant to this Agreement and Pledgee shall, upon such Pledgor’s reasonable request, provide evidence (in form and substance reasonably satisfactory to Pledgor and Pledgee) of such release, assignment, transfer or delivery.

(c)          The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 19.

20. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, electronic mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, electrically mailed, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to the Pledgee, the Administrative Agent, any Credit Party or any Lender, as provided in Section 12.03 of the Credit Agreement (with, in the case of the Pledgee, all references in such Section of the Credit Agreement to the Administrative Agent being deemed to be references to the Pledgee for purposes of this Section 20); and

(b) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or, in any such case, at such other address or addressed to such other individual as shall have been furnished or identified, as applicable, in writing by the party to whom such notice is required to be given to the party required to give the same.

21. WAIVER; AMENDMENT. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

22. PERMITTED SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19 or 31, (ii) be binding upon each Pledgor, its permitted successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective permitted successors, transferees and assigns in accordance with the Credit Agreement. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

24. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY HERETO, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PARTY HERETO. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 20 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF (i) EACH PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR (ii) THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

25. PLEDGOR’S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgee’s possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be effective as delivery of an original executed counterpart.

27. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

28. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Credit Documents and otherwise in writing in connection herewith or therewith.

29. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering same to the Pledgee or executing a joinder agreement and delivering same to the Administrative Agent, in each case as may be required by (and in form and substance reasonably satisfactory to) the Administrative Agent, (y) delivering supplements to Annexes A through G, hereto as are necessary to cause such annexes to be complete and accurate in all material respects with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required or requested above to be taken to the reasonable satisfaction of the Pledgee.

30. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

31. RELEASE OF PLEDGORS. Upon the release of any Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Restricted Subsidiary shall automatically be released as a Pledgor, and all security interests then existing in any Collateral granted by it pursuant hereto shall be automatically released, from and under this Agreement and the Pledgee is authorized and directed to execute and deliver such instruments or evidence of release reasonably requested by the Borrower or any Restricted Subsidiary. At any time that the Borrower desires that the Administrative Agent deliver any such instrument or evidence of release with respect to a Restricted Subsidiary of the Borrower which has been released from this Agreement as provided in this Section 31, the Borrower shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Borrower stating that the release of such Pledgor (and its Collateral) is permitted pursuant to this Section 31. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes in good faith to be in accordance with, this Section 31.

32. INTERCREDITOR AGREEMENTS. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent (including perfection and priority) pursuant to this Agreement and the exercise of certain rights and remedies by the Collateral Agent are subject to the provisions of the Senior Notes Intercreditor Agreement. In the event of any conflict between the terms of the Senior Notes Intercreditor Agreement and this Agreement, the terms of the Senior Notes Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent (including perfection and priority) pursuant to this Agreement and the exercise of certain rights and remedies by the Collateral Agent are subject to the provisions of the Revolver Intercreditor Agreement. In the event of any conflict between the terms of the Revolver Intercreditor Agreement and this Agreement, the terms of the Revolver Intercreditor Agreement shall govern and control.

* * * *

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

RADIO ONE, INC., as a Pledgor

By:
Name:	Peter D. Thompson
Title:	Executive Vice President and Chief Financial Officer

[ ],
each as a Pledgor

By:
Name:	Peter D. Thompson
Title:	Vice President and Chief Financial Officer

Accepted and Agreed to:

JEFFERIES FINANCE LLC,
as Collateral Agent

By:
Name:
Title:

ANNEX A

to

PLEDGE AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS
AND Federal Employer Identification Numbers

Exact Legal Name of Each Pledgor	Type of Organization (or, if the Pledgor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Pledgor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)

ANNEX B

to

PLEDGE AGREEMENT

SCHEDULE OF SUBSIDIARIES

Entity	Ownership	Jurisdiction of Organization

ANNEX C

to

PLEDGE AGREEMENT

SCHEDULE OF STOCK

1.          [PLEDGOR]

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.[1]	Percentage Owned[2]	Sub-clause of Section 3.2(a) of Pledge Agreement

2.          [ADDITIONAL PLEDGOR(S)]

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.[16]	Percentage Owned[17]	Sub-clause of Section 3.2(a) of Pledge Agreement

[1]	Specify if uncertificated.

[2]	Specify for each Foreign Subsidiary the percentage owned of (x) Voting Equity Interests and (y) Non-Voting Equity Interests.

ANNEX D

to

PLEDGE AGREEMENT

SCHEDULE OF NOTES

1.          [PLEDGOR]

Amount	Maturity Date	Obligor	Sub-clause of Section 3.2(a) of Pledge Agreement

2.          [ADDITIONAL PLEDGOR(S)]

Amount	Maturity Date	Obligor	Sub-clause of Section 3.2(a) of Pledge Agreement

ANNEX E

to

PLEDGE AGREEMENT

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.          [PLEDGOR]

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement

2.          [ADDITIONAL PLEDGOR(S)]

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement

ANNEX F

to

PLEDGE AGREEMENT

SCHEDULE OF PARTNERSHIP INTERESTS

1.          [PLEDGOR]

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement

2.          [ADDITIONAL PLEDGOR(S)]

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement

ANNEX G

to

PLEDGE AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Pledgor	Address(es) of Chief Executive Office[1]

[1]	For each Pledgor, list the address of its chief executive office on the date of the Security Agreement and each other location (if any) of its chief executive office in the four calendar months preceding said date.

ANNEX H

to

PLEDGE AGREEMENT

Form of Agreement Regarding Uncertificated Securities, Limited Liability
Company Interests and Partnership Interests

AGREEMENT (as amended, modified, restated, amended and restated, and/or supplemented from time to time, this “Agreement”), dated as of [_______ __], among the undersigned pledgor (the “Pledgor”), Jefferies Finance LLC, not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and [__________], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of April 17, 2015 (as amended, modified, restated, amended and restated, and/or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all [“uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its permitted successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its permitted successors and assigns) or a court of competent jurisdiction.

i

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than Permitted Liens (as defined in the Pledge Agreement)) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the address set forth in Section 20 of the Pledge Agreement.

5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that the Termination Date (as defined in the Pledge Agreement) has occurred, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6. All notices, instructions, orders and communications hereunder shall be sent in accordance with Section 20 of the Pledge Agreement. All notices and other communications to the Issuer shall be addressed as follows:

__________________
__________________
__________________
__________________
Attention: _________
Telephone No.:
Fax No.:

ii

7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its permitted successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

iii

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By
Name:
Title:

JEFFERIES FINANCE LLC,
not in its individual capacity but solely as Collateral Agent and Pledgee

By
Name:
Title:

[ ],
as the Issuer

By
Name:
Title:

iv